THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC       QUARTERLY REPORT       DECEMBER 31, 2003

DEAR FELLOW SHAREHOLDERS:

   What a difference a year makes! Brandywine and Brandywine Blue finished 2003 on a solidly positive note, posting double-digit gains in the final quarter that boosted their respective calendar-year returns to 31.5 and 29.4 percent.

   Brandywine grew 12.8 percent in the December quarter, outpacing gains in the S&P 500 and Russell 3000 of 12.2 and 12.4 percent. Financial services holdings, including State Street, Allstate and American Express, contributed most to Brandywine's advance. All three companies attracted investor attention by reporting better-than-expected September-quarter earnings growth during the quarter.

   Technology holdings were also strong positive influences, with Nextel Communications, Teradyne and Fairchild Semiconductor leading the way. Nextel, the biggest contributor to Brandywine's December-quarter results, exceeded estimates by 41 percent with a threefold increase in September-quarter earnings. Homebuilders Pulte and Standard Pacific handily outpaced the market as a whole and homebuilders as a group, gaining 27 and 28 percent during the quarter.

   Brandywine Blue, which gained 11.3 percent in the quarter, also benefited from strong performance among technology holdings, led by Nextel. Nextel and semiconductor sector participants Texas Instruments and ASML Holdings rose more than 25 percent. Hewlett-Packard was also a notable standout, reporting 50 percent October-quarter earnings growth that topped expectations.

   Financial services holdings State Street and Bank of New York, which entered 2003 with a tight grip on costs, enjoyed revived earnings growth amid improved market conditions. Those holdings along with Allstate helped make the financial services sector a significant positive influence in the quarter for Brandywine Blue.

   For more information on the specific holdings that influenced December-quarter performance the most, please see "Roses & Thorns" on page 4 for Brandywine and page 9 for Brandywine Blue.

   The end of 2003 brings the market full circle, from the last widespread gains at the tail end of the late-1990s tech bubble, through the historically miserable bear market of the new millenium and back to widespread gains again. The five years through December hosted a condensed period of extremes with pronounced downside influence, and we're encouraged by how the Brandywine Funds fared.

             BRANDYWINE FUNDS OUTPACE INDEXES OVER PAST FIVE YEARS

                                     Percent Annualized Returns

Brandywine Blue                                6.63%
Brandywine Fund                                6.09%
Russell 3000                                   0.37%
Russell 1000                                  -0.13%
S&P 500 Index                                 -0.57%

Annualized total returns for the five years ended December 31, 2003.

   The Brandywine Funds start 2004 with portfolios that reflect an improved economic backdrop. For the better part of the bear market, most traditional "growth" companies didn't demonstrate the earnings growth prospects to meet our standards as growth investments. A year ago, for example, the best earnings outlooks, and thus the largest concentrations of your portfolio holdings, came from health-care-related fields and providers of other staple goods and services that consumers and corporations are likely to purchase regardless of the economy.

   Although a rising economic tide doesn't lift all boats, it generally does increase an investor's options. The largest concentrations of holdings in the current Brandywine and Brandywine Blue portfolios hail from the technology sector and from areas that are sensitive to consumer discretion. Both Funds continue to hold health-care-related companies with strong earnings growth prospects, but their overall exposure is lower because holdings from the sector were harvested to fund more recent tech and consumer-related purchases.

 CUMULATIVE TOTAL RETURNS               BRANDYWINE          BRANDYWINE BLUE
 ------------------------               ----------          ---------------
 QUARTER                                   12.82                 11.31
 ONE YEAR                                  31.46                 29.39
 FIVE YEARS                                34.42                 37.83
 TEN YEARS                                153.73                171.54
 INCEPTION                                908.69*<F1>           447.08**<F2>

 ANNUALIZED TOTAL RETURNS
 ------------------------
 FIVE YEARS                                 6.09                  6.63
 TEN YEARS                                  9.76                 10.51
 INCEPTION                                 13.70*<F1>            14.00**<F2>

*<F1> 12/30/85  **<F2> 1/10/91

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost. One-year return is a standardized average total return.

   Even though returns in 2003 give reason to celebrate, there was regrettable news for the mutual fund industry as several managers broke their investors' trust. On the positive side, the objectionable actions of a relative few that violated the trust put in their stewardship will result in welcome solutions for preventing such abuses from reoccurring.

   We, along with your Brandywine Funds Board of Directors, continue to proactively work to ensure that our policies and procedures fully reflect our commitment to high moral, legal and ethical standards. Please be sure to read the related message located on the front page, as it provides an update following the most recent meeting of your Brandywine Funds Board. We expect to continue providing updates as regulators and industry groups evaluate options likely to be implemented industry-wide.

   Thanks for your confidence in our research-driven investment approach and the team that employs it. Best wishes from your entire Friess team for a healthy and prosperous 2004!

   Sincerely,

   /s/Bill D'Alonzo

   Bill D'Alonzo
   President                                                   January 7, 2004

                      PUTTING SHAREHOLDER INTERESTS FIRST

   With some fund companies reeling from allegations of conflicts of interest, ranging from insider trading to market timing to directed brokerage, we continue to exercise one simple principle: treat each shareholder as we'd expect to be treated ourselves, equally and with respect.

   One example is our flat, one-fee-for-all-clients structure. Friess
Associates has won mandates based on our research capabilities, but ocassionally didn't get the assignments because our fee for pension fund clients is the same as that for the mutual funds.

   Our simple flat-fee approach is just one indicator of Friess Associates' commitment to high moral and ethical standards. We strive to be out in front when it comes to putting client and shareholder interests first. Your Brandywine Funds Board proactively sets policies to ensure that shareholders are protected.

   At its most recent meeting in December, your Brandywine Funds Board:

   o Named Quentin Jackson to the new post of Lead Independent Director. Quentin is Chief Executive of multibillion-dollar Nuclear Electric Insurance Limited.

   o Required that the Chief Compliance Officer assume direct reporting responsibility to the Board.

   o Formalized the Funds' portfolio holdings disclosure policy to ensure that shareholders continue to receive portfolio holdings information on a uniform basis.

   o Created a whistleblower process through which Friess employees can directly access the Chairman of the Board's Audit Committee.

   o Updated the Funds' Code of Ethics to incorporate pre-approval of Friess employee trades in the Brandywine Funds, aligning it with our policy on individual securities.

   Your Brandywine Funds Board takes its responsibility quite seriously, and three-quarters of your directors are independent of the Funds' adviser, Friess Associates. Friess employees represent the largest shareholder group in the Brandywine Funds. Our interests are aligned with yours, and we look forward to upholding the high standards our fellow shareholders expect and deserve.

   - Dave Marky
   Chief Compliance Officer

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1.  UnitedHealth Group Inc.         +8.0%
 2.  American Express Co.            +6.5%
 3.  Allstate Corp.                  +7.9%
 4.  Boston Scientific Corp.        +11.6%
 5.  Williams-Sonoma, Inc.          +15.7%
 6.  Express Scripts, Inc.           +8.4%
 7.  Nike, Inc.                      +2.7%
 8.  UTStarcom, Inc.                 +9.2%
 9.  Advance Auto Parts, Inc.       +38.1%
10.  Teradyne, Inc.                 +24.8%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             31%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

       ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.
                               DECEMBER 31, 2003.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     35.5%

                                    MID CAP
                           $2 billion to $10 billion
                                     49.8%

                                   SMALL CAP
                                below $2 billion
                                     13.1%

                                      CASH
                                      1.6%

                            TOP TEN INDUSTRY GROUPS

Financial/Business Services (15.2%)
Semiconductor Related (9.6%)
Specialty Retailing (9.6%)
Computer/Electronics (8.7%)
Apparel & Shoe Retailers (8.2%)
Communications Equipment/Services (7.6%)
Medical/Managed Care (6.4%)
Medical/Dental Products & Services (5.4%)
Health Care Related (4.3%)
Insurance (4.0%)
All Others (19.4%)
Cash (1.6%)

                                BRANDYWINE FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS      (IN MILLIONS)    % GAIN      REASON FOR MOVE
    -----------------      ------------     ------      ---------------
         Nextel
  Communications, Inc.         $32.9         30.6       September-quarter earnings grew to $0.45 from $0.14 a year ago, beating estimates by 41 percent. Revenues grew 27 percent as the wireless carrier's nationwide "direct connect" technology continues to drive subscriber growth, increase the revenue generated per user and insulate the company from industry price wars. Your team sold Nextel when it reached its target price.

  Williams-Sonoma, Inc.        $24.3         25.5       October-quarter earnings grew 54 percent, exceeding consensus estimates.
                                                        Sales rose 20 percent as the company's Williams-Sonoma, Pottery Barn and
                                                        Pottery Barn Kids brands turned in strong same-store sales growth. Multiple brands, including newer concepts PB Teen and young-urban-adult oriented
                                                        West Elm, and a strategy to merchandize these brands through stores, catalogs and websites, provide new avenues for growth.

     Teradyne, Inc.            $22.4         34.2       Teradyne, which sells semiconductor-test equipment to large chip manufacturers, benefits as demand continues to recover in both its test and printed circuit board businesses. September-quarter earnings grew 48 percent from year-ago levels.

    Pulte Homes, Inc.          $18.5         24.8       September-quarter earnings jumped to $2.56 from $1.83 a year ago, beating consensus estimates. Due to its size, Pulte's cost of capital is lower than that for smaller competitors. The homebuilder is also less sensitive than others to rising interest rates because the active-adult communities it builds appeal to aging baby boomers making lifestyle decisions largely independent of mortgage rates.

      UnitedHealth
       Group Inc.              $17.0         12.4       The manager of organized health systems grew September-quarter earnings 38 percent, surpassing consensus estimates. Strong enrollment growth and productivity initiatives fueled results. The company announced the launch of new provider and member electronic cards, which opens a new source of revenue and dramatically lowers administrative costs.

                              $ LOSS
    BIGGEST $ LOSERS       (IN MILLIONS)    % LOSS      REASON FOR MOVE
    ----------------       ------------     ------      ---------------

      SanDisk Corp.            $12.5         20.3       September-quarter earnings increased to $0.60 per share from $0.16 a year ago, beating consensus estimates by 36 percent. Shares fell on concerns of increased competition and the potential for oversupply of flash memory, which is used in digital cameras and other devices. Our research indicates the supply and demand balance for flash will remain tight, due to the significant resources needed to enter the market. Additionally, some investors mistook normal promotional activity as an indicator of worsening conditions, which led SanDisk to reconfirm its positive outlook during the quarter.

         Baxter
   International Inc.          $7.5          11.2       Shares fell early in the quarter on unfounded labeling concerns for
                                                        Baxter's new Advate drug, used to treat hemophilia. While our research indicated this was a non-issue, concerns surfaced that the conversion of patients to the new Advate product was progressing slower than expected.
                                                        Subsequent to our sale, Baxter announced it would fall short of previous guidance.

     McKesson Corp.            $7.2          15.8       September-quarter earnings grew 26 percent, beating consensus estimates, but the health-care supply management and technology provider fell on news that revenues in its Medical-Surgical Solutions business would decline.
                                                        Drug distributors are increasingly matching inventory with demand instead of buying in bulk, changing the timing of revenues. Your team sold McKesson to fund an idea with greater near-term potential.

     BJ Services Co.           $6.8           9.3       September-quarter earnings grew 76 percent to $0.37 per share. Strong results were overshadowed by industry wide challenges such as higher capacity, increased competition and loss of pricing power. Your team sold
                                                        BJ Services to fund an idea with greater near-term upside.

         Brinker
   International, Inc.         $5.9          12.5       The operator of restaurant chains including Chili's, Macaroni Grill and
                                                        On the Border lowered profit guidance due to unexpected cost pressures in payroll, restaurant management expenses, utilities, insurance and property taxes. Your team sold Brinker to fund an idea with greater near-term upside.

ALL GAINS/LOSSES ARE CALCULATED ON AN AVERAGE COST BASIS

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2003
                                  (Unaudited)

  SHARES                                             COST        VALUE (B)<F4>
  ------                                             ----        -------------

COMMON STOCKS - 98.4% (A)<F3>

             AEROSPACE/DEFENSE - 0.3%
    425,000  Rockwell Collins, Inc.            $   12,245,825   $   12,762,750

                  THIS SECTOR IS 4.2% ABOVE YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 8.2%
    100,000  Chico's FAS, Inc.                      3,536,196        3,695,000
  1,875,000  The Gap, Inc.                         39,146,312       43,518,750
  4,185,000  Limited Brands                        74,019,332       75,455,550
  1,575,000  NIKE, Inc. Cl B                      105,005,237      107,824,500
  1,150,000  Nordstrom, Inc.                       35,683,377       39,445,000
  1,000,000  Pacific Sunwear of California, Inc.   20,911,868       21,120,000
    503,000  Urban Outfitters, Inc.                18,110,408       18,636,150
                                               --------------   --------------
                                                  296,412,730      309,694,950

                  THIS SECTOR IS 4.5% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 3.6%
  1,100,000  Advance Auto Parts, Inc.              64,850,050       89,540,000
    104,800  Cooper Tire & Rubber Co.               1,749,841        2,240,624
    600,000  Harman International
              Industries, Inc.                     14,713,877       44,388,000
                                               --------------   --------------
                                                   81,313,768      136,168,624

                  THIS SECTOR IS 67.5% ABOVE YOUR FUND'S COST.

             BUILDING RELATED  - 2.5%
    710,000  Pulte Homes, Inc.                     48,823,143       66,470,200
    600,000  Standard Pacific Corp.                20,407,197       29,130,000
                                               --------------   --------------
                                                   69,230,340       95,600,200

                  THIS SECTOR IS 38.1% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 7.6%
  2,524,800  America Movil S.A. de C.V. ADR
              Series L                             52,844,569       69,028,032
  2,250,000  Andrew Corp.                          28,609,694       25,897,500
  1,330,000  Cisco Systems Inc.                    32,037,879       32,305,700
  3,700,000  Comverse Technology, Inc.             66,214,369       65,083,000
  2,550,000  UTStarcom, Inc.                       86,550,236       94,528,500
                                               --------------   --------------
                                                  266,256,747      286,842,732

                  THIS SECTOR IS 7.7% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 8.7%
    134,800  Arrow Electronics, Inc.                2,490,085        3,119,272
    750,000  chinadotcom corp.                      6,827,240        6,052,500
    497,100  Computer Sciences Corp.               19,700,658       21,986,733
  1,625,000  Dell Inc.                             54,410,463       55,185,000
  2,975,000  Hewlett-Packard Co.                   60,365,216       68,335,750
    750,000  KEMET Corp.                           10,052,410       10,267,500
  1,600,000  Sanmina-SCI Corp.                     16,071,040       20,176,000
    900,000  Symbol Technologies, Inc.             14,406,040       15,201,000
    393,200  Tektronix, Inc.                        9,891,751       12,425,120
  3,327,400  Teradyne, Inc.                        67,857,728       84,682,330
  1,432,900  Vishay Intertechnology, Inc.          24,503,529       32,813,410
                                               --------------   --------------
                                                  286,576,160      330,244,615

                  THIS SECTOR IS 15.2% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 15.2%
  1,810,300  Accenture Ltd.                        44,486,012       47,647,096
  3,150,000  American Express Co.                 142,686,054      151,924,500
  5,390,000  Ameritrade Holding Corp.              69,183,395       75,837,300
  1,365,000  ChoicePoint Inc.                      48,621,420       51,992,850
  1,050,000  Diebold, Inc.                         43,910,034       56,563,500
  4,575,000  E TRADE Financial Corp.               52,888,783       57,873,750
    550,000  Exult Inc.                             4,490,765        3,916,000
    300,000  Fiserv, Inc.                           9,198,440       11,853,000
    525,000  ITT Educational Services, Inc.        18,023,355       24,659,250
    447,300  Northern Trust Corp.                  19,251,262       20,763,666
  1,105,000  SEI Investments Co.                   32,032,599       33,669,350
    600,000  Silicon Valley Bancshares             20,190,042       21,642,000
     88,600  Sylvan Learning Systems, Inc.          2,462,757        2,550,794
    456,500  Total System Services, Inc.           12,169,574       14,210,845
     60,000  Wintrust Financial Corp.               2,758,741        2,706,000
                                               --------------   --------------
                                                  522,353,233      577,809,901

                  THIS SECTOR IS 10.6% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 0.6%
    406,700  CBRL Group, Inc.                      15,780,105       15,560,342
    200,000  Panera Bread Co.                       8,013,685        7,906,000
                                               --------------   --------------
                                                   23,793,790       23,466,342

                  THIS SECTOR IS 1.4% BELOW YOUR FUND'S COST.

             HEALTH CARE RELATED - 4.3%
  1,700,000  Express Scripts, Inc.                104,194,513      112,931,000
  1,250,000  Fisher Scientific International Inc.  49,034,019       51,712,500
                                               --------------   --------------
                                                  153,228,532      164,643,500

                  THIS SECTOR IS 7.4% ABOVE YOUR FUND'S COST.

             INSURANCE - 4.0%
  3,319,500  Allstate Corp.                       132,292,104      142,804,890
     25,000  Direct General Corp.                     720,750          827,500
    127,100  StanCorp Financial Group, Inc.         6,863,805        7,992,048
                                               --------------   --------------
                                                  139,876,659      151,624,438

                  THIS SECTOR IS 8.4% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 0.7%
    606,800  Leapfrog Enterprises, Inc.            21,206,355       16,098,404
    402,200  Marvel Enterprises, Inc.               7,395,210       11,708,042
                                               --------------   --------------
                                                   28,601,565       27,806,446

                  THIS SECTOR IS 2.8% BELOW YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 0.6%
    300,000  Carlisle Companies Inc.               17,204,449       18,258,000
    150,000  Timken Co.                             2,811,205        3,009,000
                                               --------------   --------------
                                                   20,015,654       21,267,000

                  THIS SECTOR IS 6.3% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 1.1%
  1,250,000  Comcast Corp.                         41,090,875       41,087,500

                  THIS SECTOR IS 0.0% BELOW YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 5.4%
  3,500,000  Boston Scientific Corp.              115,322,680      128,660,000
  1,340,500  Omnicare, Inc.                        48,999,235       54,142,795
    250,000  QLT Inc.                               4,308,638        4,712,500
    900,000  Select Medical Corp.                  14,853,720       14,652,000
    200,000  Thoratec Corp.                         3,051,590        2,602,000
                                               --------------   --------------
                                                  186,535,863      204,769,295

                  THIS SECTOR IS 9.8% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 6.4%
    225,000  American Medical Security
              Group, Inc.                           3,192,969        5,044,500
    456,000  AMERIGROUP Corp.                      15,768,953       19,448,400
    981,100  Coventry Health Care, Inc.            50,672,844       63,271,139
  2,650,000  UnitedHealth Group Inc.              142,753,418      154,177,000
                                               --------------   --------------
                                                  212,388,184      241,941,039

                  THIS SECTOR IS 13.9% ABOVE YOUR FUND'S COST.

             OIL/GAS - 2.0%
     46,800  Core Laboratories N.V.                   459,051          781,092
  1,545,000  Nabors Industries, Ltd.               59,194,602       64,117,500
    450,000  Southwestern Energy Co.                8,894,935       10,755,000
                                               --------------   --------------
                                                   68,548,588       75,653,592

                  THIS SECTOR IS 10.4% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 1.8%
    300,000  K-V Pharmaceutical Co.                 4,316,836        7,650,000
  1,700,000  Pfizer Inc.                           58,435,715       60,061,000
    125,000  QIAGEN N.V.                            1,218,000        1,495,000
                                               --------------   --------------
                                                   63,970,551       69,206,000

                  THIS SECTOR IS 8.2% ABOVE YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIALS - 0.7%
    250,000  OM Group, Inc.                         5,726,635        6,547,500
    484,300  Rohm and Haas Co.                     19,237,307       20,684,453
                                               --------------   --------------
                                                   24,963,942       27,231,953

                  THIS SECTOR IS 9.1% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 9.6%
  2,165,000  ASML Holding N.V. -- NYS              34,125,918       43,408,250
  1,000,000  ChipPAC,  Inc.                         7,589,715        7,590,000
    400,000  Cymer, Inc.                           17,284,793       18,476,000
    450,000  ESS Technology, Inc.                   7,663,160        7,654,500
  1,500,000  Fairchild Semiconductor
              International, Inc.                  24,701,096       37,455,000
  2,400,000  Flextronics International Ltd.        31,717,650       35,616,000
  1,500,000  Integrated Device Technology, Inc.    26,975,715       25,755,000
  1,900,000  Intersil Corp.                        50,445,392       47,215,000
    300,000  ON Semiconductor Corp.                 1,816,460        1,935,000
  5,000,000  RF Micro Devices, Inc.                54,185,701       50,250,000
    800,000  SanDisk Corp.                         61,459,150       48,912,000
    100,000  Silicon Image, Inc.                      889,070          723,000
  3,850,000  Taiwan Semiconductor
              Manufacturing Co. Ltd. SP-ADR        42,171,923       39,424,000
                                               --------------   --------------
                                                  361,025,743      364,413,750

                  THIS SECTOR IS 0.9% ABOVE YOUR FUND'S COST.

             SOFTWARE - 3.9%
  1,230,000  Cognos, Inc.                          40,109,396       37,662,600
    300,000  Digital Insight Corp.                  6,419,075        7,470,000
    550,000  Hyperion Solutions Corp.              18,593,313       16,577,000
    625,000  Internet Security Systems, Inc.       10,947,026       11,768,750
  1,900,000  PeopleSoft, Inc.                      34,022,906       43,320,000
    715,000  Reynolds & Reynolds Co.               18,151,814       20,770,750
    200,000  SERENA Software, Inc.                  3,850,334        3,670,000
    300,000  Sybase, Inc.                           6,010,388        6,174,000
    400,000  TIBCO Software Inc.                    2,543,939        2,708,000
                                               --------------   --------------
                                                  140,648,191      150,121,100

                  THIS SECTOR IS 6.7% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 9.6%
    142,200  Barnes & Noble, Inc.                   3,181,810        4,671,270
  1,225,000  Best Buy Co., Inc.                    69,771,185       63,994,000
    400,000  Costco Wholesale Corp.                13,504,245       14,872,000
    300,000  Dollar Tree Stores, Inc.              10,058,239        9,018,000
  1,650,000  Home Depot, Inc.                      47,048,940       58,558,500
    450,000  Michaels Stores, Inc.                 20,318,978       19,890,000
    373,600  Regis Corp.                           10,625,486       14,764,672
  1,588,400  Staples, Inc.                         32,527,921       43,363,320
    900,000  Tempur-Pedic International Inc.       12,600,000       13,950,000
  3,441,600  Williams-Sonoma, Inc.                103,461,179      119,664,432
                                               --------------   --------------
                                                  323,097,983      362,746,194

                  THIS SECTOR IS 12.3% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 1.6%
     75,000  ExpressJet Holdings, Inc.                992,427        1,125,000
    250,000  Frontier Airlines, Inc.                4,152,388        3,565,000
  1,025,000  Laidlaw International Inc.            13,547,954       14,145,000
    525,000  Ryanair Holdings PLC -- SP-ADR        25,920,749       26,586,000
    460,000  Ryder System, Inc.                    15,298,257       15,709,000
                                               --------------   --------------
                                                   59,911,775       61,130,000

                  THIS SECTOR IS 2.0% ABOVE YOUR FUND'S COST.

                                               --------------   --------------
             Total common stocks                3,382,086,698    3,736,231,921

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 2.0% (A)<F3>

             COMMERCIAL PAPER - 2.0%
$75,720,000  Countrywide Home Loans,
             due 01/02/04 -- 01/09/04,
             discounts of 1.03% - 1.12%            75,710,874       75,710,874

             VARIABLE RATE DEMAND NOTE - 0.0%
  1,250,348  U.S. Bank, N.A.                        1,250,348        1,250,348
                                               --------------   --------------
             Total short-term investments          76,961,222       76,961,222
                                               --------------   --------------
             Total investments                 $3,459,047,920    3,813,193,143
                                               --------------
                                               --------------
             Liabilities, less cash and
             receivables (0.4%) (A)<F3>                            (16,979,233
                                                                --------------
              NET ASSETS                                        $3,796,213,910
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value 500,000,000
             shares authorized), offering
             and redemption price
             ($3,796,213,910 / 157,963,802
             shares outstanding)                                        $24.03
                                                                        ------
                                                                        ------

(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
NYS -- NY Registered Shares
ADR -- American Depository Receipts

CAPITAL GAINS UPDATE . . .

   Brandywine and Brandywine Blue did not pay out capital gain distributions during calendar year 2003 as realized net gains during their fiscal years ended September 2003 were less than the capital loss carry-forward from prior years. Brandywine and Brandywine Blue finished 2003 with net realized loss positions of approximately $6.98 and $2.24 per share, meaning the Funds can realize additional gains equal to those amounts before triggering a taxable capital gains distribution. These numbers will change, so please look to future quarterly reports for updated estimates.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1. UnitedHealth Group Inc.          +9.4%
 2. Boston Scientific Corp.         +10.0%
 3. Allstate Corp.                   +9.1%
 4. Hewlett-Packard Co.             +10.9%
 5. American Express Co.             +6.6%
 6. Nike, Inc.                       +2.7%
 7. Best Buy Co., Inc.               -6.1%
 8. Nabors Industries, Ltd.          +7.4%
 9. Limited Brands                   +1.8%
10. Dell Inc.                        +1.4%

                                EARNINGS GROWTH

                         YOUR COMPANIES             26%
                         S&P 500                    11%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2004 VS 2003

       ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.
                               DECEMBER 31, 2003.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     69.0%

                                    MID CAP
                                 $2 billion to
                                  $10 billion
                                     25.4%

                                      CASH
                                      5.6%

                            TOP TEN INDUSTRY GROUPS

Specialty Retailing (13.8%)
Financial/Business Services (11.2%)
Apparel & Shoe Retailers  (10.7%)
Computer/Electronics (9.9%)
Semiconductor Related (8.4%)
Communications Equipment/Services (5.4%)
Medical/Managed Care (5.1%)
Medical/Dental Products & Services (4.7%)
Insurance (4.7%)
Oil/Gas (3.7%)
All Others (16.8%)
Cash (5.6%)

                              BRANDYWINE BLUE FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                            $ GAIN
    BIGGEST $ WINNERS    (IN MILLIONS)    % GAIN     REASON FOR MOVE
    -----------------    ------------     ------     ---------------

         Nextel
  Communications, Inc.       $5.0          31.2      September-quarter earnings grew to $0.45 from $0.14 a year ago, beating estimates by 41 percent. Revenues grew 27 percent as the wireless carrier's nationwide "direct connect" technology continues to drive subscriber growth, increase the revenue generated per user and insulate the company from industry price wars. Your team sold Nextel when it reached its target price.

 Texas Instruments Inc.      $3.2          25.1      Increasing demand for Texas Instruments' CDMA semiconductors resulted in 33 percent September-quarter earnings growth. The company also benefits from savvy manufacturing technology and product research and development investments it made during a prolonged industry downturn. Your team sold Texas
                                                     Instruments when it reached its target price.

      UnitedHealth
       Group Inc.            $2.1          12.4      The manager of organized health systems grew September-quarter earnings 38 percent, surpassing consensus estimates. Strong enrollment growth and productivity initiatives fueled results. The company announced the launch of new provider and member electronic cards, which opens a new source of revenue and dramatically lowers administrative costs.

   Hewlett-Packard Co.       $2.1          14.5      The manufacturer of computer and printing systems benefits from improving demand in its business and government markets and a related less-aggressive pricing environment. October-quarter earnings grew 50 percent to $0.36 per share, topping consensus estimates.

    Caterpillar Inc.         $2.1          14.2      An increase in mining volume for copper and coal sparked a jump in both worldwide and North-American dealer machine sales. Caterpillar, which makes equipment used in construction and mining, has improved earnings visibility due to increased exposure to the power generation, financial services and compact construction equipment businesses. Your team sold Caterpillar when it reached its target price.

                            $ LOSS
    BIGGEST $ LOSERS     (IN MILLIONS)    % LOSS     REASON FOR MOVE
    ----------------     ------------     ------     ---------------

      SanDisk Corp.          $2.2          20.7      September-quarter earnings increased to $0.60 per share from $0.16 a year ago, beating consensus estimates by 36 percent. Shares fell on concerns of increased competition and the potential for oversupply of flash memory, which is used in digital cameras and other devices. Our research indicates the supply and demand balance for flash will remain tight, due to the significant resources needed to enter the market. Additionally, some investors mistook normal promotional activity as an indicator of worsening conditions, which led
                                                     SanDisk to reconfirm its positive outlook during the quarter.

         Baxter
   International Inc.        $1.3          11.0      Shares fell early in the quarter on unfounded labeling concerns for Baxter's new Advate drug, used to treat hemophilia. While our research indicated this was a non-issue, concerns surfaced that the conversion of patients to the new
                                                     Advate product was progressing slower than expected. Subsequent to our sale,
                                                     Baxter announced it would fall short of previous guidance.

     McKesson Corp.          $1.1          15.5      September-quarter earnings grew 26 percent, beating consensus estimates, but the health-care supply management and technology provider fell on news that revenues in its Medical-Surgical Solutions business would decline. Drug distributors are increasingly matching inventory with demand instead of buying in bulk, changing the timing of revenues. Your team sold McKesson to fund an idea with greater near-term earnings potential.

   Best Buy Co., Inc.        $0.9          6.1       November-quarter earnings jumped 37 percent, but shares moved lower as early holiday sales didn't match the high end of some analysts' expectations. Winter storms in major markets created pent-up demand for the electronics retailer, and traffic increased during the weeks leading into Christmas and immediately following as customers redeemed gift cards.

     BJ Services Co.         $0.8          7.6       September-quarter earnings grew 76 percent to $0.37 per share. Strong results were overshadowed by industry wide challenges such as higher capacity, increased competition and loss of pricing power. Your team sold BJ Services to fund an idea with greater near-term upside.

All gains/losses are calculated on an average cost basis

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2003
                                  (Unaudited)

  SHARES                                                COST      VALUE (B)<F6>
  ------                                                ----      -------------

COMMON STOCKS - 94.4% (A)<F5>

              APPAREL & SHOE RETAILERS - 10.7%
    492,300   The Gap, Inc.                        $ 10,373,110   $ 11,426,283
    771,600   Limited Brands                         13,670,596     13,911,948
    224,000   NIKE, Inc. Cl B                        14,932,090     15,335,040
                                                   ------------   ------------
                                                     38,975,796     40,673,271

                  THIS SECTOR IS 4.4% ABOVE YOUR FUND'S COST.

              AUTOMOTIVE  RELATED - 1.7%
    293,200   Nissan Motor Co., Ltd. - SP-ADR         6,987,361      6,585,272

                  THIS SECTOR IS 5.8% BELOW YOUR FUND'S COST.

              BUILDING RELATED - 3.1%
    425,000   Masco Corp.                            10,609,685     11,649,250

                  THIS SECTOR IS 9.8% ABOVE YOUR FUND'S COST.

              COMMUNICATIONS EQUIPMENT/SERVICES - 5.4%
    428,100   America Movil S.A. de C.V. ADR
               Series L                               8,833,324     11,704,254
    361,600   Cisco Systems Inc.                      8,699,450      8,783,264
                                                   ------------   ------------
                                                     17,532,774     20,487,518

                  THIS SECTOR IS 16.9% ABOVE YOUR FUND'S COST.

              COMPUTER/ELECTRONICS - 9.9%
    179,900   Computer Sciences Corp.                 7,209,468      7,956,977
    390,000   Dell Inc.                              13,060,866     13,244,400
    715,700   Hewlett-Packard Co.                    14,826,568     16,439,629
                                                   ------------   ------------
                                                     35,096,902     37,641,006

                  THIS SECTOR IS 7.2% ABOVE YOUR FUND'S COST.

              FINANCIAL/BUSINESS SERVICES - 11.2%
    487,200   Accenture Ltd.                         11,996,901     12,823,104
    320,600   American Express Co.                   14,507,510     15,462,538
    111,900   Ameritrade Holding Corp.                1,587,178      1,574,433
    131,900   Fiserv, Inc.                            4,469,727      5,211,369
    102,200   Northern Trust Corp.                    4,419,855      4,744,124
     81,600   Total System Services, Inc.             2,171,291      2,540,208
                                                   ------------   ------------
                                                     39,152,462     42,355,776

                  THIS SECTOR IS 8.2% ABOVE YOUR FUND'S COST.

              INSURANCE - 4.7%
    415,900   Allstate Corp.                         16,399,740     17,892,018

                  THIS SECTOR IS 9.1% ABOVE YOUR FUND'S COST.

              MEDIA GROUP - 2.0%
    231,100   Comcast Corp.                           7,620,470      7,596,257

                  THIS SECTOR IS 0.3% BELOW YOUR FUND'S COST.

              MEDICAL/DENTAL PRODUCTS & SERVICES - 4.7%
    489,700   Boston Scientific Corp.                16,359,712     18,001,372

                  THIS SECTOR IS 10.0% ABOVE YOUR FUND'S COST.

              MEDICAL/MANAGED CARE - 5.1%
    330,500   UnitedHealth Group Inc.                17,580,095     19,228,490

                  THIS SECTOR IS 9.4% ABOVE YOUR FUND'S COST.

              OIL/GAS - 3.7%
    337,000   Nabors Industries, Ltd.                13,027,874     13,985,500

                  THIS SECTOR IS 7.4% ABOVE YOUR FUND'S COST.

              PHARMACEUTICALS - 2.8%
    302,900   Pfizer Inc.                            10,399,571     10,701,457

                  THIS SECTOR IS 2.9% ABOVE YOUR FUND'S COST.

              RAW & INTERMEDIATE MATERIALS - 2.3%
    204,800   Rohm and Haas Co.                       7,959,105      8,747,008

                  THIS SECTOR IS 9.9% ABOVE YOUR FUND'S COST.

              SEMICONDUCTOR RELATED - 8.4%
    444,400   ASML Holding N.V. -- NYS                6,999,553      8,910,220
    442,500   Flextronics International Ltd.          5,847,343      6,566,700
    139,700   SanDisk Corp.                          10,783,217      8,541,258
    754,300   Taiwan Semiconductor
               Manufacturing Co. Ltd. SP-ADR          8,260,203      7,724,032
                                                   ------------   ------------
                                                     31,890,316     31,742,210

                  THIS SECTOR IS 0.5% BELOW YOUR FUND'S COST.

              SOFTWARE - 1.8%
    296,500   PeopleSoft, Inc.                        5,336,259      6,760,200

                  THIS SECTOR IS 26.7% ABOVE YOUR FUND'S COST.

              SPECIALTY RETAILING - 13.8%
    279,500   Best Buy Co., Inc.                     15,541,784     14,601,080
    209,700   Costco Wholesale Corp.                  6,405,172      7,796,646
    371,400   Home Depot, Inc.                       10,107,271     13,180,986
     89,600   Lowe's Companies, Inc.                  4,875,997      4,962,944
    439,400   Staples, Inc.                           8,982,876     11,995,620
                                                   ------------   ------------
                                                     45,913,100     52,537,276

                  THIS SECTOR IS 14.4% ABOVE YOUR FUND'S COST.

              TRANSPORTATION RELATED - 3.1%
    229,400   Ryanair Holdings PLC - SP-ADR          11,349,793     11,616,816

                  THIS SECTOR IS 2.4% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
              Total common stocks                   332,191,015    358,200,697

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 6.0% (A)<F5>

              COMMERCIAL PAPER - 5.3%
$20,000,000   Countrywide Home Loans,
              due 01/02/04 -- 01/09/04,
              discounts of 1.03% - 1.12%             19,997,847     19,997,847

              VARIABLE RATE DEMAND NOTE - 0.7%
  2,665,091   U.S. Bank, N.A.                         2,665,091      2,665,091
                                                   ------------   ------------
              Total short-term investments           22,662,938     22,662,938
                                                   ------------   ------------
              Total investments                    $354,853,953    380,863,635
                                                   ------------
                                                   ------------
              Liabilities, less cash and
              receivables (0.4%) (A)<F5>                            (1,573,722
                                                                  ------------
               NET ASSETS                                         $379,289,913
                                                                  ------------
                                                                  ------------
              Net Asset Value Per Share
              ($0.01 par value 100,000,000
              shares authorized), offering
              and redemption price
              ($379,289,913 / 15,922,291
              shares outstanding)                                       $23.82
                                                                        ------
                                                                        ------

(a)<F5> Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
NYS -- NY Registered Shares
ADR -- American Depository Receipts

DEFINITIONS AND DISCLOSURES

This material is appropriate for use by prospective investors only when preceded or accompanied by a current Brandywine Funds' prospectus. Past performance does not guarantee future results. The principal value and investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the funds as of 12/31/03, unless listed in the accompanying Statements of Net Assets.

The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

As of December 31, 2003, the S&P 500 Index's average annual total returns for 1, 5 and 10 years were 28.69, -0.57 and 11.07 percent; the Russell 1000 Index's were 29.89, -0.13 and 11.00 percent; and the Russell 3000 Index's were 31.06,
0.37 and 10.77 percent.

Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides concensus earnings estimates based on analysts' earnings projections.

KIPLINGER'S HIGHLIGHTED THE BRANDYWINE FUNDS as an answer to the question, "Which funds can you trust?" The Brandywine Funds appeared in the November Kiplinger's Letter among 10 fund families "known for putting the interests of their retail investors first."

The Kiplinger Letter - Forecasts For Management Decisionmaking, November 7, 2003

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
   (800) 656-3017           www.brandywinefunds.com         bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Auditors: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster Friess, Chairman; William D'Alonzo, President; Lynda Campbell, Vice President and Secretary; Carl Gates, Vice President; Christopher Long, Vice President and Treasurer;David Marky, Vice President and Assistant Secretary; and
                         Paul Robinson, Vice President

                          Report Editor: Chris Aregood
            Report Staff: David Marky, Adam Rieger, Rebecca Schuster